EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          NORTHERN DISTRICT OF GEORGIA
                                 NEWNAN DIVISION


IN RE:                         }    CASE NUMBER
                               }    02-10835
                               }
The NewPower Company, et. al.  }    JUDGE        W. Homer Drake, Jr.
                               }
DEBTORS                        }    CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                            FROM 4/30/06 To 5/31/2006

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                                      Paul Ferdinands
                                                      -------------------------
                                                      Attorney for Debtor

Debtor's Address                                      Attorney's Address
and Phone Number                                      and Phone Number

P.O. Box 17296                                        191 Peachtree St.
Stamford, Ct 06907                                    Atlanta, GA 30303
Tel: (203) 329-8412                                   Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                            Totals
For Period from April 30, 2006 - May 31, 2006

Opening Cash Balance -4/30/06                         $      51,210

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                                   44
-------------------------------------------------------------------------
Total Inflows                                                         44

--------------------------------------------------------------------------------------------------
                                                                  Distribution of Outflows
Outflows:                                                         NewPower         The NewPower
Post Petition:                                                  Holdings, Inc.        Company

Professionals - Bankruptcy                                            70                 70
Consulting Fees                                                       20                 20
Lockbox Fees                                                           0                  0
Supplies & Misc
Rent                                                                   0                  0
Insurance
Utilities (Heat, Hydro, Phone, etc.)                                   0                  0
Payroll (inlcuding tax payments & fees)                                9                  9
T&E Reimbursements
State Tax Payments                                                    66                 66
Distribution to Equity
--------------------------------------------------------------------------------------------------
Total Outflows                                                       165                165
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
Net Cash Flows                                                      (121)
-------------------------------------------------------------------------

                                                      -------------------
Closing Cash Balance                                            $ 51,089
======================================================-------------------

Amount of Cash Balance in  Reserve for
Classes 8 -12                                                     34,715

                                                                    Attachment 1


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from April 30, 2006 - May 31, 2006
Amounts in $000's


Accounts Receivable at Petition Date:               $ 75,200


Beginning of Month Balance*  - Gross                $ 13,476 (per 4/30/06 G/L)
PLUS:  Current Month New Billings                          -
LESS:  Collections During the Month                        -
                                                -------------

End of Month Balance - Gross                        $ 13,476 (per 5/31/06 G/L)
Allowance for Doubtful Accounts                      (13,476)
                                                -------------

End of Month Balance - Net of Allowance             $      -
                                                =============

                                          Note:  The accounts receivable aging
                                                 below relates only to
                                                 deliveries to customers
                                                 subsequent to the June 11, 2002
                                                 petition date.



                           AR Aging for Post Petition Receivables

                              Current     > 30 days    > 60 days      Total
                           ----------------------------------------------------

                              $      -    $       -    $     111      $ 111

                                                                    Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from April 30, 2006 - May 31, 2006
Amounts in $000's


See attached System Generated A/P reports as of 5/31/2006 (Attachments 2A and
2B).


Beginning of Period Balance                         $ 159 (per 4/30/06 G/L)
PLUS:  New Indebtedness Incurred                       77
LESS:  Amounts Paid on A/P                            (70)
                                             -------------

End of Month Balance                                $ 166 (per 5/31/06 G/L)
                                             =============

                             The New Power Company                   Exhibit 2A
                             Vendor Balance Detail
                               As of May 31, 2006


                                                 Date               Num               Amount        Balance
                                              -----------   ---------------------   -----------   ------------
      D'Arcangelo & Co. LLP                                                                              0.00
                                              05/07/2006    40132                     8,100.00       8,100.00
                                              05/07/2006    200900                   -8,100.00           0.00
                                                                                    -----------   ------------
      Total D'Arcangelo & Co. LLP                                                         0.00           0.00

      Kaster Moving Co. Inc.                                                                             0.00
                                              05/07/2006    inv. 32829 may - jun         82.50          82.50
                                              05/07/2006    200896                      -82.50           0.00
                                                                                    -----------   ------------
      Total Kaster Moving Co. Inc.                                                        0.00           0.00

      King and Spalding                                                                                  0.00
                                              05/07/2006    Feb 355532                  911.20         911.20
                                              05/07/2006    March 360675                 33.00         944.20
                                              05/07/2006    200899                     -944.20           0.00
                                                                                    -----------   ------------
      Total King and Spalding                                                             0.00           0.00

      Mellon Investors Services, LLC                                                                     0.00
                                              05/07/2006    march 246447              1,366.77       1,366.77
                                              05/07/2006    200898                   -1,366.77           0.00
                                                                                    -----------   ------------
      Total Mellon Investors Services, LLC                                                0.00           0.00

      Parker, Hudson, Rainer & Dobbs                                                                     0.00
                                              05/07/2006    march  Prebill 86003     33,165.65      33,165.65
                                              05/07/2006    March Prebill 86004      21,188.08      54,353.73
                                              05/07/2006    200901                  -54,353.73           0.00
                                                                                    -----------   ------------
      Total Parker, Hudson, Rainer & Dobbs                                                0.00           0.00

      Sidley Austin Brown & Wood                                                                         0.00
                                              05/07/2006    March 26022272            5,336.19       5,336.19
                                              05/07/2006    200897                   -5,336.19           0.00
                                                                                    -----------   ------------
      Total Sidley Austin Brown & Wood                                                    0.00           0.00
                                                                                    -----------   ------------
TOTAL                                                                                     0.00           0.00
                                                                                    ===========   ============


      Invoices                                                                                      70,183.39
      Bills Paid                                                                                   -70,183.39

                             The New Power Company                   Exhibit 2B
                               Unpaid Bills Detail
                              As of April 30, 2006


                                                     Open Balance
                                                    ----------------

      Franchise Tax Liability                            158,379.17
      Payroll Tax Liablility                               7,019.80
                                                    ----------------
                                                         165,398.97
                                                    ----------------
TOTAL                                                    165,398.97
                                                    ================

                                                                    Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from April 30, 2006 - May 31, 2006
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date              $ 15,587


Inventory at Beginning of Period                $      - (per 4/30/06 G/L)
PLUS:  Inventrory Purchased                            -
LESS:  Inventory Used or Sold                          -
                                             ------------

End of Month Balance                            $      - (per 5/31/06 G/L)
                                             ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                     $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period             $      -
Less:  Depreciation Expense                            -
Less:  Dispositions                                    -
Add:  Purchases                                        -
                                             ------------

Fixed Assets at End of Period                   $      -
                                             ============

                                                                    Attachment 4
                                                                    Page 1 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         5/01/2006-5/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Concentration Account
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance         $             273,737.95
Total Deposits            $                 628.12
Total Payments            $             163,294.50
Closing Balance           $             111,071.57
Service Charges           $                 242.46

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                    Attachment 4
                                                                    Page 2 of 16

Name of Debtor :                    NewPower Holdings Inc.
Case # :                            02-10835
Reporting Period:                   5/01/2006-5/31/2006

Name of Bank:                       JP Morgan Chase
Branch:                             New York ABA # 021000021
Account Name:                       The New Power Company
Account Number:
Purpose of Account:                 Money Market

Beginning Balance                   $          16,258,335.04
Total Deposits                      $              13,807.14
Total Payments                      $               1,984.90 Payroll Taxes
Closing Balance                     $          16,270,157.28
Service Charges                     $                      -

First Check issued this Period                               N/A
Last Check issued this Period                                N/A
Total # of checks issued this Period                         N/A

                                                                    Attachment 4
                                                                    Page 3 of 16

Name of Debtor :            NewPower Holdings Inc.
Case # :                    02-10835
Reporting Period:           5/01/2006-5/31/2006

Name of Bank:               JP Morgan Chase
Branch:                     New York ABA # 021000021
Account Name:               The New Power Company Reserve Account
Account Number:
Purpose of Account:         Reserve for Shareholder Distributions

Beginning Balance             $34,685,986.92
Total Deposits                $    29,459.33
Total Payments
Closing Balance               $34,715,446.25
Service Charges               $            -

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A

October 2005 Interest         $    19,071.31
November 2005 Interest        $    18,466.30
December 2005 Interest        $    19,092.03
January 2006 Interest         $    19,102.57
February 2006 Interest        $    17,263.46
March 2006 Interest           $    19,122.65
April 2006 Interest           $    27,821.49
May 2006 Interest             $    29,459.33
Interest Calculations:

                                 Shares       Distribution    2004 Int.   2005 Int.     Q1 2006      Apr-06       May-06
Lana Pai                           1,032,000      608,880.00      729.73     3,944.28       961.94      461.37       488.53
Enron Energy Services              8,650,400    5,103,736.00    6,116.75    33,061.61     8,063.12    3,867.29     4,094.96
Cortez Energy Services             5,000,000    2,950,000.00    3,535.53    19,109.87     4,660.55    2,235.33     2,366.92
McGarrett I,  LLC                  6,766,400    3,653,856.00    4,379.09    23,669.40     5,948.73    3,025.02     3,203.10
McGarrett II,  LLC                 8,458,200    4,567,428.00    5,473.99    29,587.45     7,436.09    3,781.37     4,003.97
McGarrett III, LLC                 2,791,800    1,507,572.00    1,806.80     9,765.94     2,454.43    1,248.12     1,321.59

Surfboards & Co.- warrants         5,404,800    2,918,592.00    3,497.89    18,906.41     4,751.67    2,416.30     2,558.54
EES Warrant Trust - warrants      24,117,800   13,023,612.00   15,608.59    84,365.96    21,203.35   10,782.23    11,416.97
Ari Benacerraf- options               10,000        5,400.00        6.47        34.98         8.81        4.47         4.73

                                             -------------------------------------------------------------------------------
                                  62,231,400   34,339,076.00   41,154.84   222,445.89    55,488.70   27,821.49    29,459.33

                                    Balance
Lana Pai                             615,465.85
Enron Energy Services              5,158,939.72
Cortez Energy Services             2,981,908.19
McGarrett I,  LLC                  3,694,081.35
McGarrett II,  LLC                 4,617,710.87
McGarrett III, LLC                 1,524,168.88

Surfboards & Co.- warrants         2,950,722.82
EES Warrant Trust - warrants      13,166,989.11
Ari Benacerraf- options                5,459.47

                                 ---------------
                                  34,715,446.25

                                                                    Attachment 4
                                                                    Page 4 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         5/01/2006-5/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                 $      0.00
Total Deposits                    $163,052.04
Total Payments                    $163,052.04
Closing Balance                   $      0.00
Service Charges            N/A

First Check issued this Period                             200895
Last Check issued this Period                              200903
Total # of checks issued this Period                            9

                                                                    Attachment 4
                                                                    Page 5 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         5/01/2006-5/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                           NA

                                                                    Attachment 4
                                                                    Page 6 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         5/01/2006-5/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                    Attachment 4
                                                                    Page 7 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         5/01/2006-5/31/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA  ABA # 051400549
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                 ACCOUNT CLOSED

                                                                    Attachment 4
                                                                    Page 8 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         5/01/2006-5/31/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                         $0.00

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                 ACCOUNT CLOSED

                                                                    Attachment 4
                                                                    Page 9 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         5/01/2006-5/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                    Attachment 4
                                                                   Page 10 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         5/01/2006-5/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                    Attachment 4
                                                                   Page 11 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         5/01/2006-5/31/2006

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                       $0.00 CAN$
Total Deposits
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges               $             -

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                            0


                                 ACCOUNT CLOSED

                                                                    Attachment 4
                                                                   Page 12 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         5/01/2006-5/31/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                 ACCOUNT CLOSED

                                                                    Attachment 4
                                                                   Page 13 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         5/01/2006-5/31/2006

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                 ACCOUNT CLOSED

                                                                    Attachment 4
                                                                   Page 14 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         5/01/2006-5/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                    Attachment 4
                                                                   Page 15 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         5/01/2006-5/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None


                          ACCOUNT CLOSED

                                                                    Attachment 4
                                                                   Page 16 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         5/01/2006-5/31/2006

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                 ACCOUNT CLOSED

                             The New Power Company                    Exhibit 5
                                  Check Detail
                                    May 2006

       Type             Num         Date                       Name                        Paid Amount
-------------------   --------   ------------   ------------------------------------      ---------------
Paycheck              200895      05/01/2006    M. Patricia Foster                              3,369.82
Bill Pmt -Check       200896      05/07/2006    Kaster Moving Co. Inc.                             82.50
Bill Pmt -Check       200897      05/07/2006    Sidley Austin Brown & Wood                      5,336.19
Bill Pmt -Check       200898      05/07/2006    Mellon Investors Services, LLC                  1,366.77
Bill Pmt -Check       200899      05/07/2006    King and Spalding                                 944.20
Bill Pmt -Check       200900      05/07/2006    D'Arcangelo & Co. LLP                           8,100.00
Bill Pmt -Check       200901      05/07/2006    Parker, Hudson, Rainer & Dobbs                 54,353.73
Liability Check       wire        05/07/2006    United States Treasury                          1,984.90
Paycheck              200902      05/21/2006    M. Patricia Foster                              3,369.81
Paycheck              200903      05/31/2006    M. Patricia Foster                              3,369.82

                                                                    Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from April 30, 2006 - May 31, 2006
Amounts in $000's

Taxes Paid During the Month
---------------------------

Federal Employment Taxes
State Employment Taxes                                             2.0




Taxes Owed and Due
------------------

Payroll Tax Liability                                              7.0

                                                                   Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from April 30, 2006 - May 31, 2006
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------

                                                                 Full Time  Part Time
# of Employees at beginning of period                                                 1
# hired during the period                                                 -           -
# terminated/resigned during period                                       -           -
                                                                ------------------------
# employees on payroll - end of period                                    0           1
                                                                ========================

# of employees on temporary consulting assignments                                    0

Confirmation of Insurance
-------------------------

See supplemental attachment. *

* Omitted

                                                                   Attachment 7B
                                                                  (Supplemental)

                   Payments made to insiders 4/01/06 -4/30/06

Payments are in gross amts

                Title                  Amount        Date        Type
FOSTER, MARY    resident & CEO           $ 5,208.33   5/21/2006 Salary for pay period 5/01 - 5/15
                                         $ 5,208.33   5/31/2006 Salary for pay period 5/16 -5/31


                                     ---------------
                                        $ 10,416.67
                                     ===============

                                                                    Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from April 30, 2006 - May 31, 2006